SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): December 1, 2004

                         Commission File No.: 000-28375

                            SILVERADO FINANCIAL INC.
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             (Exact name of registrant as specified in its charter)

            Nevada                                        86-0824125
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                      5976 W. Las Positas Blvd., Suite 116
                              Pleasanton , CA 94588
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                    (Address of principal executive offices)

                                 (925) 227-1500
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                            (Issuer telephone number)

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                   (Former name, if changed since last report)

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                 (Former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act
   (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

     ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 28, 2004, Silverado Financial Inc. entered into a Debt Cancellation Agreement and General Release Agreement with SRD Technologies LLC ("SRD"), whereby SRD (1) released Silverado and its subsidiary FSI from FSI's $275,000 note payable, (2) released Silverado and FSI from all other claims, liabilities, causes of action, etc (3) returned to Silverado 574,953 shares of Silverado's common stock and (4) paid Silverado $7,500 in cash.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Silverado Financial Inc.
                                               By:  /s/ John Hartman
December 1, 2004                               ----------------------------
                                                        John Hartman
                                                        President